UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				May 18, 2022

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

5875 Landerbrook Drive
Suite 220
Cleveland,	Ohio			44124-4069
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
NACCO Industries, Inc. ("NACCO" or the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on May 18, 2022. Reference is made to the Company’s 2022 Proxy Statement (the "Proxy Statement") filed with the Securities Exchange Commission on March 31, 2022 for more information regarding the Proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following twelve nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE WITHHELD	BROKER NON-VOTES
J.C. Butler, Jr.	20,075,949	29,989	553,040
John S. Dalrymple, III	19,102,035	1,003,903	553,040
John P. Jumper	18,876,059	1,229,879	553,040
Dennis W. LaBarre	19,068,081	1,037,857	553,040
Michael S. Miller	19,107,114	998,824	553,040
Richard de J. Osborne	19,065,253	1,040,685	553,040
Alfred M. Rankin, Jr.	19,944,954	160,984	553,040
Matthew M. Rankin	20,057,533	48,405	553,040
Roger F. Rankin	20,055,174	50,764	553,040
Lori J. Robinson	20,018,790	87,148	553,040
Robert S. Shapard	20,095,616	10,322	553,040
Britton T. Taplin	20,057,277	48,661	553,040

Proposal 2 - The stockholders approved, on an advisory basis, the Company's Named Executive Officer Compensation:

For	19,926,037
Against	46,380
Abstain	133,521
Broker Non-Votes	553,040

Proposal 3 - The stockholders ratified the appointment of Ernst & Young LLP as the Independent Registered Public
Accounting Firm of NACCO for 2022:

For	20,635,670
Against	18,905
Abstain	4,403

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 19, 2022		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Vice President and Controller